SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 14, 1998

                       National Auto Finance Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-22067                                     65-0688619
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      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)

         621 N.W. 53rd Street, Suite 200
              Boca Raton, Florida                               33487
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 997-2413
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated August 14, 1998, announcing: (a) the Company's second quarter 1998 results; (b) the naming of Keith B. Stein as the permanent Chief Executive Officer of the Company and Thomas Costanza as the Chief Financial Officer of the Company; and (c) that The Nasdaq Stock Market, Inc. has advised the Company of the possibility that the Company's common stock will be delisted on November 17, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Exhibits.

          (99) Press Release, dated August 14, 1998.





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                       NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index

Exhibit No.                    Description                            Page
-----------                    -----------                            ----
  (99)                         Press Release,
                               dated August 14, 1998


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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  August 17, 1998.
                                   NATIONAL AUTO FINANCE COMPANY, INC.

                                   By: /s/ Joel B. Ronkin
                                   Name:  Joel B. Ronkin
                                   Title:  Vice President, Secretary and
                                             General Counsel